Financial items	9 Months Ended
Sep. 30, 2025
Analysis of income and expense [abstract]
Financial items	Financial items

	Quarters			First nine months
(in USD million)	Q3 2025	Q2 2025	Q3 2024	2025	2024
Interest income and other financial income	265	303	460	903	1,515
Interest expenses and other financial expenses	(366)	(351)	(370)	(1,042)	(1,181)
Net foreign currency exchange gains/(losses)	72	(177)	(243)	(129)	(133)
Gains/(losses) on financial investments	(552)	113	348	(465)	363
Gains/(losses) other derivative financial instruments	(22)	150	170	185	42
Net financial items	(604)	37	365	(548)	606
In the third quarter of 2025, Equinor confirmed its intention to participate in Ørsted’s DKK 60 billion rights issue, announced on 11 August 2025, to maintain its 10% ownership stake in Ørsted. The net impact of the change in fair value of Equinor’s shares in Ørsted during the third quarter, and the fair value of subscription rights held at the end of the third quarter, represents a loss of around USD 0.4 billion. The subscription of additional shares for USD 0.9 billion has been settled in October.
In the second quarter of 2025, Equinor ASA issued bonds with maturities from 3 to 10 years for a total of USD 1.75 billion. The bonds were issued in USD and are fully and unconditionally guaranteed by Equinor Energy AS.
In the first nine months of 2025, Equinor has drawn on project financing for a total amount of USD 2.4 billion, of which USD 0.6 billion was drawn in the third quarter of 2025. The amounts are included in Finance debt.
Equinor has a US Commercial paper programme available with a limit of USD 5 billion. As of 30 September 2025,
USD 1.7 billion were utilised compared to USD 4.1 billion utilised as of 31 December 2024.